UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2022

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

 (540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference to this item.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Payable

On February 10, 2022, Smith-Midland Corporation (the “Company”) completed the financing for its prior acquisition of certain real property in Midland, VA totaling approximately 29.8 acres with a note payable to Summit Community Bank (the “Bank”) in the amount of $2,805,000. The loan is collateralized by a first lien position on the above-referenced real property. The interest rate is fixed at 4.09% per annum, with principal and interest payments payable monthly over 180 months in the amount of $20,956, with the balance due on the maturity date. The loan matures on February 10, 2037. Under the loan covenants with the Bank, the Company is limited to annual capital expenditures of $3.5 million and must maintain tangible equity of $10.0 million. The foregoing does not purport to be complete and is qualified in its entirety to Commercial Promissory Note dated February 10, 2022, issued by the Company to the Bank, the Business Loan Agreement, dated February 10, 2022, and the Commercial Real Estate Deed of Trust, dated February 10, 2022, attached as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit Description
10.1	Commercial Promissory Note, dated February 10, 2022, in the amount of $2,805,000 issued by the Company to Summit Community Bank.
10.2	Business Loan Agreement, dated February 10, 2022, between Summit Community Bank and the Company.
10.3	Commercial Real Estate Deed of Trust, dated February 10, 2022, issued by the Company in favor of Summit Community Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2022
SMITH-MIDLAND CORPORATION

	By:	/s/ Adam J. Krick
Adam J. Krick Chief Financial Officer